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This information supplements the Prospectus dated May 1, 1995

          Investment Manager, Administrator,
          Distributor, and Sub-Adviser

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  Theresa  A. Havell is a general partner of Neuberger&Berman and a director and
Vice President of N&B Management. Ms. Havell is the Manager of the Fixed Income Group of Neuberger&Berman, which she established in 1984. The Fixed Income Group manages fixed income accounts that had approximately $12 billion of assets as of June 30, 1995. Ms. Havell has overall responsibility for the activities of the Fixed Income Group, providing guidance and reviewing portfolio strategy and structure.
  The following members of the Fixed Income Group are primarily responsible for the day-to-day management of the listed Series:
  AMT LIQUID ASSETS Investments -- Josephine P. Mahaney, who has been a Senior Portfolio Manager in the Fixed Income Group since 1984, an Assistant Vice President of N&B Management from 1986 to 1994 and a Vice President of N&B Management since November 1994.
  AMT LIMITED MATURITY BOND Investments and AMT BALANCED Investments (debt securities portion) -- Theresa A. Havell and Thomas G. Wolfe. Mr. Wolfe has been a Senior Portfolio Manager in the Fixed Income Group since July 1993, Director of Fixed Income Credit Research since July 1993 and a Vice President of N&B Management since October 1995. From November 1987 to June 1993 he was Vice President in the Corporate Finance Department of the Standard & Poor's Rating Group.
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  AMT GOVERNMENT  INCOME  Investments  --  Theresa  A.  Havell  and  William  H.
Cunningham. Mr. Cunningham has been a member of the Fixed Income Group since March 1993, a Senior Portfolio Manager in the Fixed Income Group since June 1995 and a Vice President of N&B Management since October 1995. From August 1989 to February 1993 he was a manager in the Corporate Finance, Merger and Acquisitions and Capital Markets Groups for a major corporation.

                The date of this Supplement is November 7, 1995.

                                                                    NBAMTSUP1195